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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of Earliest Event Reported): August 13, 2004


                          DATA SYSTEMS & SOFTWARE INC.
             (Exact Name of Registrant as Specified in its Charter)



         Delaware                       0-19771                  22-2786081
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(State or Other Jurisdiction    (Commission file Number)       (IRS Employer
     of Incorporation)                                       Identification No.)



    200 Route 17, Mahwah, New Jersey                                07430
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(Address of Principal Executive Offices)                         (Zip Code)



       Registrant's telephone number, including area code: (201) 529-2026


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

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Exhibit 99.1 - Press release of Registrant, dated August 13, 2004.

Item 12.   Results of Operations and Financial Condition.

On August 13, 2004, we announced our results for the second quarter ended June 30, 2004. Our press release announcing the results is attached as Exhibit 99.1.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  DATA SYSTEMS & SOFTWARE INC.

Date:  August 17, 2004                            BY: /s/ Sheldon Krause
                                                      -----------------------
                                                      Sheldon Krause
                                                      Secretary